UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2005 (May 18, 2005)
Date of Report (Date of earliest event reported)

Mitcham Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-25142 (Commission File Number)	76-0210849 (IRS Employer Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342
(Address of principal executive offices) (Zip Code)

936-291-2277
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 18, 2005, Christopher C. Siffert announced his resignation from his position as Vice President and Corporate Controller of Mitcham Industries, Inc., effective as of March 23, 2005. The press release issued by Mitcham Industries announcing Mr. Siffert’s resignation is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed as a part of this report:

Exhibit No.	Description
99.1	Press release issued by Mitcham Industries, Inc. on May 24, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.
Date: May 24, 2005	By:	/s/ Billy F. Mitcham, Jr.
Billy F. Mitcham, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Mitcham Industries, Inc. on May 24, 2005.